SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report:  May 10, 2005

INTERNATIONAL ALUMINUM CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 1-7256

California

95-2385235

(State of incorporation)	(I.R.S. Employer No.)

767 Monterey Pass Road
Monterey Park, California 91754

(323) 264-1670

(Principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTERNATIONAL ALUMINUM CORPORATION

INDEX

ITEM 5.02                 Addition of Executive Officer

On May 10, 2005, International Aluminum Corporation issued a press release announcing that William G. (Greg) Gainer has joined the Company as Vice President-Sales and Marketing. Greg, who is 45 years old, has 23 years of related experience in the building and construction industries.  A copy of the press release is attached hereto as Exhibit 99.1.

This press release, which has been furnished solely for this Item 5.02, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01                 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit 99.1, Addition to Executive Management Team, May 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION
(Registrant)

Date: May 10, 2005	By:	/s/ MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President — Finance